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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 10, 2004
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                              Armor Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                         0-18863                 59-3392443
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(State or other jurisdiction      (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)

1400 Marsh Landing Parkway, Jacksonville, Florida                  32250
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code   (904) 741-5400
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                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         The following Exhibit is hereby filed as part of this Current Report on Form 8-K:

         Exhibit 99.1 Press Release dated May 10, 2004 with respect to the
                      Registrant's financial results for the fiscal quarter ended March 31, 2004 (furnished only).

Item 12.   Results of Operations and Financial Condition.

         On May 10, 2004, Armor Holdings, Inc. (the "Registrant") announced financial results for the fiscal quarter ended March 31, 2004. A copy of the press release announcing the Registrant's earnings results for the fiscal quarter ended March 31, 2004 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         The earnings press release contains financial measures that are not in accordance with generally accepted accounting principles in the United States ("GAAP"). The Registrant has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Net income from continuing operations before integration and other non-recurring charges is presented in the earnings release because management believes it to be useful to investors to focus on the Registrant's continuing operations. Integration and other non-recurring charges are significantly influenced by the Registrant's acquisition program, may vary significantly from period to period and may not be indicative of the Registrant's ongoing operating expenses excluding acquisition related expenses. EBITDA, which represents the Registrant's results from operations before interest, income taxes, and certain non-cash items, including depreciation and amortization, is presented in the earnings release because the Registrant's credit facility and the trust indenture under which the Registrant's 8 1/4% senior subordinated notes in the aggregate principal amount of $150,000,000 maturing in 2013 are issued contain financial covenants which are based on the Registrant's EBITDA. Additionally, management believes that EBITDA is a common alternative measure of operating performance used by investors and financial analysts to measure value, cash flow and performance. The non-GAAP financial measures described above should be considered in addition to, but not as a substitute for, measures of financial performance prepared in accordance with GAAP that are presented in the earnings release.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2004

ARMOR HOLDINGS, INC.


By: /s/ Glenn J. Heiar
   --------------------------------
Name:  Glenn J. Heiar
Title: Chief Financial Officer



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                                  Exhibit Index

Exhibit 99.1      Press Release dated May 10, 2004



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